UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2023

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

(a)

Hood River Small-Cap Growth Fund

Hood River International Opportunity Fund

Annual Report
June 30, 2023

Hood River Funds

Table of Contents

Letters to Shareholders	3
Investment Highlights	10
Sector Allocation of Portfolio Assets	12
Schedules of Investments	14
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	34
Notes to the Financial Statements	39
Change in Independent Registered Public Accounting Firm	55
Report of Independent Registered Public Accounting Firm	56
Expense Example	57
Notice to Shareholders	59
Trustees and Officers	60
Privacy Notice	63

Hood River Small-Cap Growth Fund
Letter to Shareholders

June 30, 2023

Investors had faced a wall of worry in 2022 as companies attempted to navigate inflationary pressures, rising interest rates, and a potential slowdown in the economy. We believe investors discounted these factors into small cap stock prices in 2022, and additional downside macro risks are largely offset by attractive stock valuations. We continue to get closer to peak rates, and while the risk of the Fed overshooting expectations still looms, many of the fundamental pressures companies faced are winding down. The chart below shows how many times “labor shortage”, “inflationary pressures”, and/or “bottleneck” were mentioned on earnings call transcripts across market capitalizations within the US during the time periods listed. This broad sampling is mirrored by our research channel checks and suggests, in general, an improving operating environment for corporations.

This backdrop, along with the expectations for a soft landing, prevailed in the most recent few months, paving the path of least resistance as potentially higher over time for equities. For the fiscal year ending June 30, 2023, Hood River’s US Small Cap Growth Fund Institutional Share Class (HRSMX) rose +19.15%, outpacing the Russell 2000® Growth Index’s +18.53% by 62 basis points (“bps”). A table of our 1-, 3-, 5-, 10-year and Since Inception performance is provided below.

	Fiscal Year Ended June 30, 2023
					Since
	1 Year	3 Years	5 Years	10 Years	Inception
HRSMX	19.15%	15.38%	11.54%	13.30%	12.42%
Russell 2000® Growth Index	18.53%	6.10%	4.22%	8.83%	9.80%

Performance quoted represents past performance for the Fund’s institutional class shares and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. The institutional share class gross expense ratio is 1.09%. Recent short-term performance is attributable to unusually favorable conditions that are likely not sustainable, and such conditions might not continue to exist.

Hood River Small-Cap Growth Fund

Our team’s proprietary fundamental research was the primary driver of our outperformance for the twelve months ending June 30, 2023. Sectors contributing most to the fiscal year’s performance were consumer staples, industrials, and materials. This was slightly offset by consumer discretionary, health care, and utilities.

Outside of corporate earnings announcements, the trajectory of the Fed tends to be one of the largest concerns for investors. Although the “expectation” for a soft landing strengthened recently, there is downside risk across equities if the Fed bounces the economy on the runway – and while we continue to approach peak rates, the risk remains that rates go beyond expectations. Prices continue to rise, albeit at a slower pace, but if the Fed executes on its 2% target we believe it will result in a relative slowdown within certain parts of the economy. However, we believe a broad-based slowdown is already baked into prices at this point. Recent conversations with management teams suggests demand is in fact slowing in several areas – primarily in the consumer and software spaces. That said, we continue to find pockets of strength and are investing accordingly.

One of these pockets is artificial intelligence (“AI”), which is indeed a growing trend. We are hearing and seeing real demand for generative AI solutions, especially – but not surprisingly – in the technology space. Similar to the transcript analysis earlier, the chart below shows the number of times “artificial intelligence” and/or “AI” was mentioned in earnings call transcripts. We believe the interest in AI solutions will only continue to increase and have found a number of opportunities in the semi, semi-cap equipment, and data center spaces.

Additionally, in our conversations with management, we sense the stiff labor headwinds of 2022 have since eased. Wages are flattish and there are fewer departures – especially within the healthcare space, which saw a surge in hiring earlier this year. Workers have burned through their stimulus checks and are returning to work, so the overall cost to attract and retain talent has improved. In addition to our research channel checks, this is supported by 14 straight nonfarm payroll beats – despite the streak ending with June’s print.

Hood River Small-Cap Growth Fund

Heading into July the Fund is positioned fairly agnostically with respect to sector weightings. The largest overweight is industrials, which, in addition to us finding a lot of good opportunities, is fairly common given the ‘catch all’ nature of the categorization of many companies. Our largest underweight is energy – the sector’s weighting within the benchmark was revised down approximately 200 basis points on the last rebalancing.

We remain constructive on the market in the back half of 2023 and continue to find opportunities with solid bottom-up stories and the likelihood for positive revisions. As we mentioned, demand is slowing in pockets of the economy and we expect many companies see top line pressures – and in typical fashion, we’ve positioned away from these names in the fund. Due to these pressures, we anticipate a higher percentage of companies to post in-line numbers over the coming earnings season. This will likely be sufficient to support small cap equity prices at their current valuations, as evidenced by the Russell 2000® Growth Index is trading at 19x 2024 earnings, which is roughly at parity with the S&P 500® Index despite typically trading at an approximately 20% premium.

In closing, we would like to express our gratitude, and appreciate your continued confidence in the Hood River team. We look forward to connecting with many of you over the coming months.

Brian Smoluch & David Swank

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Returns represent past performance and include changes in share price and reinvestment of dividends and capital gains. The primary benchmark is the Russell 2000® Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the indices are fully invested. Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. Valuation is the analytical process of determining the current (or projected) worth of an asset or company. Earnings estimates are analyst estimates for a company’s future quarterly or annual earnings per share. P/E (Price-to-Earnings) ratio is a ratio for valuing a company that measures its current share price relative to its earnings per share. Past performance does not guarantee future results. It is not possible to invest directly in an index. The current performance of the Fund may be lower or higher than figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800) 497-2960.

Hood River Small-Cap Growth Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 14.

Hood River International Opportunity Fund
Letter to Shareholders

June 30, 2023

Over the first half of the year, the global economy proved impressively resilient in the face of stiff macro-headwinds and uncertainty. In response to the economic conditions, central banks in developed countries have taken an assertive approach by significantly tightening monetary policies. Nevertheless, they are now signaling a potential pause to evaluate the full impact of these measures. The future path for these banks remains uncertain as they aim to strike a delicate balance between combating inflation and supporting economic growth. Currently, there are indications that annual global inflation rates are likely to continue decreasing due to lower energy prices and the stabilization of supply chains. Nonetheless, we expect tight labor markets to persist, potentially leading to improved wage growth and elevated core inflation into 2024.

Both developed and emerging regions were spurred by declining energy costs and financial stability among consumers. However, this was not a uniform trend across all regions, as each economy finds themselves in varying stages of their respective business cycles. This reality placed a heightened emphasis on the evaluation of each company’s underlying fundamentals, paving the way for stock selection as our primary source of excess return for the year ended June 30, 2023.

International Opportunity Fund Performance as of 6/30/23

	1 Year	Since Inception
HR International Opportunity Fund (Institutional)	28.77%	-5.42%
MSCI All Country World ex US Small Cap Index	10.93%	-8.49%

Institutional Share Class inception date: 9/28/21

Performance quoted represents past performance for the Fund’s institutional class shares and there is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Please call 800-497-2960 to obtain current and the most recent month-end performance data. The gross expense ratio: 12.59%.

Consistent with our domestic Small Cap Growth Fund, the International Opportunity Fund is fueled by our teams’ proprietary fundamental research. Each company within the Fund reflects this research and our conviction in the underlying products, services and business fundamentals. We view this approach as a consistent goal to strive to deliver persistent outcomes for our investors over the long-term, regardless of external market factors and behavior. Stock selection dominated our relative return profile over the past 12-months. Over the 1-year period, sector returns were predominately concentrated within information technology, industrials and real estate. Detractors for the period, included materials, financials, and utilities.

Geographically, the team has been increasingly finding opportunities within Japan. As the Nikkei Index, which measures the performance of 225 large, publicly owned companies in Japan from a wide array of industry sectors, hit a 33-year high, we have witnessed significant upward momentum fueled by the anticipation of corporate

Hood River International Opportunity Fund

governance reforms and structural transformations within the Japanese economy. Valuations in the country remain very attractive, and the business fundamentals are comparable to those within the US. Additionally, the second quarter of 2023 saw emerging markets deliver modest gains, and the Fund’s exposure remains within a tight range relative to the benchmark. In regards to developed economies, the quarter was spurred by the realization of China’s sluggish economic recovery after their initial jolt from the Covid-19 reopening. Subdued factory outputs in China began to wane as consumer spending softened and demand for exports diminished, which was influenced by interest rate increases in the United States and Europe.

Amidst appealing valuations, we believe international equities show immense promise – particularly with a backdrop of declining inflation. We continue to find opportunities that mirror the high-quality growth fundamentals seen within the US, with many trading at nearly 40% discounts to the rest of the world. Additionally, there has been significant capital flows into international companies, which has led to rapid price improvement and has condensed a number of our investment time horizons within the Fund. While the International Opportunity Fund is in its early stages, we at Hood River have been monitoring and tracking these countries for many years, and many play an intricate role in the growth of domestic businesses. The endeavor remains the same, to identify opportunities that provide superior products and services to growing market segments – where we believe we possess better insight into earnings and sales than sell-side consensus. While we are thrilled with the early success the Fund has delivered relative to peers and the benchmark, we remain diligent in our efforts to deliver an approach and outcomes consistent with the hard-earned expectations applied to our firm and strategies.

Rohan Kumar, Lance Cannon, Brian Smoluch & David Swank

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Returns represent past performance and include changes in share price and reinvestment of dividends and capital gains. The benchmark is the MSCI ACWI ex US Small-Cap Index, defined as a stock market index comprising of non-U.S. stocks from 22 of 23 developed markets and 26 emerging markets. The MSCI ACWI Ex-U.S. index is made up of 2,361 constituents, which is 85% of the global equity market aside from the U.S. Investors cannot directly invest in an index. Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the indices are fully invested. Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument. Valuation is the analytical process of determining the current (or projected) worth of an asset or

Hood River International Opportunity Fund

company. Earnings estimates are analyst estimates for a company’s future quarterly or annual earnings per share. Past performance does not guarantee future results. It is not possible to invest directly in an index. The current performance of the Fund may be lower or higher than figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800) 497-2960.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 21.

Hood River Small-Cap Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000 Growth Index

Total Return Periods Ended June 30, 2023:	1 Year	3 Year	5 Year	10 Year
Hood River Small-Cap Growth Fund –
Institutional Shares	19.15%	15.38%	11.54%	13.30%
Investor Shares(1)	18.96%	15.16%	11.32%	13.13%
Retirement Shares(2)	19.28%	15.47%	11.62%	13.36%
Russell 2000 Growth Index	18.53%	6.10%	4.22%	8.83%

Expense Ratios*:	Gross 1.26%, Net 1.26% (Investor Shares); Gross 1.09%, Net 1.09% (Institutional Shares); Gross 0.99%, Net 0.99% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June 30, 2011. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through October 31, 2022. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Investor Shares is July 7, 2015. Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares. The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2023 was 11.66%.

(2)
The inception date of the Retirement Shares is March 3, 2017. Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual annualized performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2023 was 13.17%.

*	The expense ratios presented are from the most recent prospectus.

Hood River International Opportunity Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River International Opportunity Fund – Institutional Shares and
MSCI All Country World ex-USA SC Index

Total Return Periods Ended June 30, 2023:	1 Year	Since Inception
Hood River International Opportunity Fund –
Institutional Shares	28.77%	(5.42)%
Retirement Shares(2)	29.06%	(6.22)%
MSCI All Country World ex-USA SC Index	10.93%	(8.49)%

Expense Ratios*: Gross 12.59%, Net 1.52% (Institutional Shares); Gross 11.82%, Net 1.42% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund on June September 27, 2021. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through October 31, 2024. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2023 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Hood River International Opportunity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2023 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

COUNTRY ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2023 (Unaudited)

United States	7.7%
Japan	17.0%
Canada	15.5%
Mexico	6.9%
Cayman Islands	6.7%
Jersey	4.1%
United Kingdom	3.6%
Netherlands	3.5%
Belgium	3.4%
Switzerland	3.3%
Italy	2.9%
Israel	2.0%
Luxembourg	1.7%
Bermuda	1.4%
Australia	1.4%
Indonesia	1.4%
Taiwan	0.9%
Germany	0.8%
Korea	0.8%
Guernsey	0.7%
Austria	0.7%
Ireland	0.6%
Norway	0.6%
Turkey	0.4%
Short-Term Investments
and Other	12.0%

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2023

COMMON STOCKS – 96.2%	Shares	Value

COMMUNICATION SERVICES – 0.7%

Interactive Media & Services – 0.7%
ZoomInfo Technologies, Inc. (a)(c)	402,989	$10,231,891
TOTAL COMMUNICATION SERVICES		10,231,891

CONSUMER DISCRETIONARY – 10.3%

Automobile Components – 0.5%
Atmus Filtration Technologies, Inc. (a)(c)	333,160	7,316,194

Diversified Consumer Services – 0.2%
Grand Canyon Education, Inc. (a)	29,778	3,073,387

Hotels, Restaurants & Leisure – 5.2%
Caesars Entertainment, Inc. (a)	414,490	21,126,555
DraftKings, Inc. (a)	743,437	19,753,121
Golden Entertainment, Inc. (a)(c)	166,905	6,976,629
Planet Fitness, Inc. (a)(c)	263,462	17,767,877
Playa Hotels & Resorts NV – ADR (a)	1,806,939	14,708,484
		80,332,666
Household Durables – 1.1%
Dream Finders Homes, Inc. (a)	56,189	1,381,688
Lovesac Co. (a)(c)	507,818	13,685,695
Purple Innovation, Inc. (a)(c)	918,858	2,554,425
		17,621,808
Specialty Retail – 0.2%
Savers Value Village, Inc. (a)	137,320	3,254,484

Textiles, Apparel & Luxury Goods – 3.1%
Crocs, Inc. (a)	157,860	17,749,778
On Holding AG – ADR (a)	946,066	31,220,178
		48,969,956
TOTAL CONSUMER DISCRETIONARY		160,568,495

CONSUMER STAPLES – 2.4%

Beverages – 2.4%
Celsius Holdings, Inc. (a)	222,763	33,234,012
Vita Coco Co., Inc. (a)(c)	143,021	3,842,974
TOTAL CONSUMER STAPLES		37,076,986

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 96.2% (Continued)	Shares	Value

ENERGY – 2.0%

Oil, Gas & Consumable Fuels – 2.0%
Denison Mines Corp. – ADR (a)(c)	11,495,409	$14,369,261
Green Plains, Inc. (a)(c)	286,831	9,247,431
Northern Oil and Gas, Inc. (c)	223,061	7,655,454
TOTAL ENERGY		31,272,146

FINANCIALS – 6.9%

Banks – 0.9%
Western Alliance Bancorp (c)	398,730	14,541,683

Capital Markets – 0.4%
B Riley Financial, Inc. (c)	130,154	5,984,481

Consumer Finance – 1.5%
FirstCash Holdings, Inc.	253,321	23,642,449

Financial Services – 0.5%
I3 Verticals, Inc. (a)	358,685	8,199,539

Insurance – 3.6%
BRP Group, Inc. (a)(c)	384,471	9,527,191
HCI Group, Inc. (c)	255,869	15,807,587
Kinsale Capital Group, Inc. (c)	73,943	27,669,471
Skyward Specialty Insurance Group, Inc. (a)(c)	80,260	2,038,604
		55,042,853
TOTAL FINANCIALS		107,411,005

HEALTHCARE – 22.7%

Biotechnology – 6.6%
Beam Therapeutics, Inc. (a)(c)	114,002	3,640,084
Blueprint Medicines Corp. (a)	122,429	7,737,513
Cerevel Therapeutics Holdings, Inc. (a)(c)	263,159	8,365,825
Cytokinetics, Inc. (a)(c)	230,312	7,512,777
ImmunoGen, Inc. (a)	1,335,994	25,210,207
Iovance Biotherapeutics, Inc. (a)(c)	878,272	6,183,035
Karuna Therapeutics, Inc. (a)(c)	50,396	10,928,372
Krystal Biotech, Inc. (a)(c)	205,181	24,088,249
Neurocrine Biosciences, Inc. (a)	95,383	8,994,617
		102,660,679

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 96.2% (Continued)	Shares	Value
HEALTHCARE – 22.7% (Continued)

Health Care Equipment & Supplies – 6.3%
Axonics, Inc. (a)(c)	601,525	$30,358,967
BioLife Solutions, Inc. (a)	189,203	4,181,386
Cerus Corp. (a)	1,467,621	3,610,348
CONMED Corp. (c)	104,901	14,254,997
Lantheus Holdings, Inc. (a)(c)	533,909	44,805,643
		97,211,341
Health Care Providers & Services – 5.7%
Alignment Healthcare, Inc. (a)	921,790	5,300,292
DocGo, Inc. (a)(c)	2,759,201	25,853,713
Option Care Health, Inc. (a)	407,302	13,233,242
RadNet, Inc. (a)	434,659	14,178,577
Select Medical Holdings Corp. (c)	951,939	30,328,777
		88,894,601
Health Care Technology – 1.4%
Evolent Health, Inc. (a)(c)	380,952	11,542,846
Teladoc Health, Inc. (a)(c)	428,175	10,841,391
		22,384,237
Pharmaceuticals – 2.7%
Axsome Therapeutics, Inc. (a)(c)	173,412	12,461,386
Harmony Biosciences Holdings, Inc. (a)(c)	138,545	4,875,399
Intra-Cellular Therapies, Inc. (a)(c)	379,486	24,029,053
		41,365,838
TOTAL HEALTHCARE		352,516,696

INDUSTRIALS – 22.5%

Aerospace & Defense – 1.7%
Axon Enterprise, Inc. (a)	92,938	18,134,062
Ducommun, Inc. (a)	180,670	7,871,792
		26,005,854
Air Freight & Logistics – 2.2%
GXO Logistics, Inc. (a)	364,794	22,916,359
XPO Logistics, Inc. (a)(c)	184,184	10,866,856
		33,783,215

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 96.2% (Continued)	Shares	Value

INDUSTRIALS – 22.5% (Continued)

Commercial Services & Supplies – 2.0%
Clean Harbors, Inc. (a)(c)	193,311	$31,786,128

Construction & Engineering – 6.8%
Comfort Systems USA, Inc.	212,948	34,966,062
MasTec, Inc. (a)	509,376	60,091,087
Valmont Industries, Inc.	34,291	9,980,395
		105,037,544
Electrical Equipment – 3.0%
Encore Wire Corp. (c)	80,084	14,890,018
Enovix Corp. (a)(c)	854,222	15,410,165
Vertiv Holdings Co.	678,413	16,804,290
		47,104,473
Ground Transportation – 2.0%
FTAI Infrastructure, Inc. (c)	1,478,915	5,457,196
RXO, Inc. (a)	662,215	15,012,414
TFI INTL, Inc. – ADR	95,588	10,893,209
		31,362,819
Marine – 1.6%
Kirby Corp. (a)	318,270	24,490,877

Trading Companies & Distributors – 3.2%
FTAI Aviation Ltd. – ADR (c)	1,584,285	50,158,463
TOTAL INDUSTRIALS		349,729,373

INFORMATION TECHNOLOGY – 23.3%

Communications Equipment – 1.8%
Harmonic, Inc. (a)	1,736,175	28,073,950

Electronic Equipment, Instruments
& Components – 2.2%
OSI Systems, Inc. (a)	139,511	16,438,581
Rogers Corp. (a)(c)	109,983	17,809,547
		34,248,128

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 96.2% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 23.3% (Continued)

IT Services – 3.0%
DigitalOcean Holdings, Inc. (a)(c)	593,647	$23,828,990
WNS Holdings Ltd. – ADR (a)	307,929	22,700,526
		46,529,516
Semiconductors & Semiconductor Equipment – 10.8%
Aehr Test Systems (a)(c)	677,845	27,961,106
Axcelis Technologies, Inc. (a)	213,319	39,107,772
indie Semiconductor, Inc. (a)(c)	1,745,715	16,409,721
Kulicke & Soffa Industries, Inc. (c)	93,378	5,551,322
Onto Innovation, Inc. (a)	201,137	23,426,426
Rambus, Inc. (a)	550,986	35,356,772
SiTime Corp. (a)(c)	169,141	19,953,564
		167,766,683
Software – 5.5%
Applied Digital Corp. (a)	2,579,423	24,117,605
Couchbase, Inc. (a)(c)	275,769	4,362,666
Five9, Inc. (a)(c)	310,960	25,638,652
NICE Ltd. – ADR (a)(c)	72,224	14,914,256
Rapid7, Inc. (a)	370,289	16,766,686
		85,799,865
TOTAL INFORMATION TECHNOLOGY		362,418,142

MATERIALS – 2.8%

Construction Materials – 2.8%
Eagle Materials, Inc.	164,937	30,747,556
Summit Materials, Inc. (a)(c)	338,913	12,827,857
TOTAL MATERIALS		43,575,413

TELECOMMUNICATION SERVICES – 1.0%

Diversified Telecommunication Services – 1.0%
Cogent Communications Holdings, Inc.	239,326	16,104,247
TOTAL TELECOMMUNICATION SERVICES		16,104,247

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 96.2% (Continued)	Shares	Value

UTILITIES – 1.6%

Independent Power and Renewable
Electricity Producers – 1.6%
Altus Power, Inc. (a)(c)	519,837	$2,807,120
Sunnova Energy International, Inc. (a)(c)	1,153,100	21,113,261
TOTAL UTILITIES		23,920,381
TOTAL COMMON STOCKS
(Cost $1,158,666,158)		1,494,824,775

REITS – 1.1%

Mortgage Real Estate Investment Trusts – 1.1%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc. (c)	679,200	16,980,000
TOTAL REITS
(Cost $19,794,892)		16,980,000

MONEY MARKET FUNDS – 2.3%
First American Treasury
Obligations Fund – Class Z – 5.00% (b)	35,790,218	35,790,218
TOTAL MONEY MARKET FUNDS
(Cost $35,790,218)		35,790,218

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 24.7%
Mount Vernon Liquid Assets – 5.22% (b)	383,545,437	383,545,437
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost 383,545,437)		383,545,437
TOTAL INVESTMENTS
(Cost $1,597,796,705) – 124.3%		1,931,140,430
Liabilities in Excess of Other Assets – (24.3)%		(376,996,616)
TOTAL NET ASSETS – 100.00%		$1,554,143,814

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2023.
(c)
This security or a portion of this security was out on loan at June 30, 2023. As of June 30, 2023, the total value of loaned securities was $374,903,108 or 24.1% of net assets. The remaining contractual maturity of all the securities lending transactions, is overnight and continuous.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

SCHEDULE OF INVESTMENTS
at June 30, 2023

COMMON STOCKS – 83.8%	Shares	Value

COMMUNICATION SERVICES – 5.2%

Diversified Telecommunication Services – 0.9%
Infrastrutture Wireless Italiane SpA	1,800	$23,760

Entertainment – 0.7%
Nexon Co Ltd.	900	17,259

Interactive Media & Services – 1.67%
Baltic Classifieds Group PLC	18,015	42,098

Media – 1.95%
Gambling.com Group Ltd. – ADR (a)	4,799	49,142
TOTAL COMMUNICATION SERVICES		132,259

CONSUMER DISCRETIONARY – 14.3%

Automobile Components – 1.5%
Taiho Kogyo Co. Ltd.	5,800	37,697

Diversified Consumer Services – 0.6%
D2L, Inc. (a)	2,400	16,160

Hotels, Restaurants & Leisure – 8.0%
Basic-Fit NV (a)	370	14,146
eDreams ODIGEO SA (a)	4,553	32,652
Genius Sports Ltd. – ADR (a)	2,942	18,211
Inspired Entertainment, Inc. (a)	3,221	47,381
Melco Resorts & Entertainment Ltd. – ADR (a)	3,081	37,619
Playa Hotels & Resorts NV – ADR (a)	2,552	20,773
Webjet Ltd. (a)	6,600	30,508
		201,290
Leisure Products – 0.9%
Ferretti SpA	7,100	21,655

Specialty Retail – 0.7%
Aritiza, Inc. (a)	640	17,769

Textiles, Apparel & Luxury Goods – 2.6%
On Holding AG – ADR (a)	2,010	66,330
TOTAL CONSUMER DISCRETIONARY		360,901

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 83.8% (Continued)	Shares	Value

CONSUMER STAPLES – 0.4%

Consumer Staples Distribution & Retail – 0.4%
Bizim Toptan Satis Magazalari AS	8,800	$9,241
TOTAL CONSUMER STAPLES		9,241

ENERGY – 4.0%

Oil, Gas & Consumable Fuels – 4.0%
Cameco Corp. – ADR	770	24,124
Denison Mines Corp. – ADR (a)	24,170	30,212
Iwatani Corp.	500	26,486
NexGen Energy Ltd. – ADR (a)	4,499	21,190
TOTAL ENERGY		102,012

FINANCIALS – 5.5%

Banks – 4.4%
Banco del Bajio SA	12,500	38,186
Bank of NT Butterfield & Son Ltd. – ADR	1,318	36,060
Regional SAB de CV	5,200	37,676
		111,922
Financial Services – 1.1%
BFF Bank SpA	2,500	27,400
TOTAL FINANCIALS		139,322

HEALTHCARE – 5.9%

Biotechnology – 3.6%
Exscientia PLC – ADR (a)	1,004	5,944
MDxHealth SA – ADR (a)	25,000	85,250
		91,194
Health Care Equipment & Supplies – 1.6%
Establishment Labs Holdings, Inc. – ADR (a)	589	40,411

Health Care Providers & Services – 0.7%
Uniphar PLC	4,900	15,934
TOTAL HEALTHCARE		147,539

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 83.8% (Continued)	Shares	Value

INDUSTRIALS – 18.7%

Commercial Services & Supplies – 5.5%
DO & CO AG	125	$17,079
GFL Environmental, Inc. – ADR	3,105	120,474
		137,553
Ground Transportation – 1.7%
TFI International, Inc. – ADR	385	43,875

Machinery – 2.7%
CNH Industrial NV – ADR	1,448	20,851
Japan Steel Works Ltd.	800	17,171
Kawasaki Heavy Industries Ltd.	1,200	30,723
		68,745
Trading Companies & Distributors – 8.8%
FTAI Aviation Ltd. – ADR	1,600	50,656
Marubeni Corp.	10,109	172,298
		222,954
TOTAL INDUSTRIALS		473,127

INFORMATION TECHNOLOGY – 22.2%

Communications Equipment – 0.7%
Vecima Networks, Inc. (a)	1,370	18,149

IT Services – 3.9%
Payfare, Inc. (a)	10,668	45,096
WNS Holdings Ltd. – ADR (a)	732	53,963
		99,059
Semiconductors & Semiconductor Equipment – 10.5%
Aixtron SE	620	21,054
Alchip Technologies Ltd.	1,205	69,799
Andes Technology Corp.	1,400	21,508
BE Semiconductor Industries NV	300	32,536
Disco Corp.	200	31,709
Nordic Semiconductor ASA (a)	1,200	14,639
Shibaura Mechatronics Corp.	300	46,749
Silex Systems Ltd. (a)	2,000	5,289
Wonik IPS Co. Ltd.	800	20,044
		263,327

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

COMMON STOCKS – 83.8% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 22.2% (Continued)

Software – 7.1%
Applied Digital Corp. (a)	11,174	$104,477
Kinaxis, Inc. (a)	86	12,289
NICE Ltd. – ADR (a)	245	50,592
Opera Ltd. – ADR	610	12,121
		179,479
TOTAL INFORMATION TECHNOLOGY		560,014

MATERIALS – 4.6%

Chemicals – 2.5%
CVR Partners LP	422	34,047
Toyo Gosei Co. Ltd.	400	28,912
		62,959
Containers & Packaging – 0.7%
Aluflexpack AG (a)	1,000	17,429

Metals & Mining – 1.4%
Vale Indonesia Tbk PT	81,600	34,438
TOTAL MATERIALS		114,826

REAL ESTATE – 3.0%

Real Estate Management & Development – 3.0%
Altisource Portfolio Solutions SA – ADR (a)	2,000	11,400
Corp Inmobiliaria Vesta SAB de CV	13,659	44,336
Tosei Corp.	1,700	20,647
TOTAL REAL ESTATE		76,383
TOTAL COMMON STOCKS
(Cost $1,815,643)		2,115,624

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2023

REITS – 2.2%	Shares	Value

Equity Real Estate Investment Trusts – 2.2%
FIBRA Macquarie Mexico	17,799	$31,539
Fibra Uno Administracion SA de CV	16,000	23,359
TOTAL REITS
(Cost $40,679)		54,898

EXCHANGE TRADED FUNDS – 0.4%
KraneShares Global Carbon Strategy ETF	293	11,110
TOTAL EXCHANGE TRADED FUNDS
(Cost $14,718)		11,110

MUTUAL FUNDS – 1.6%
Sprott Physical Uranium Trust	3,235	40,923
TOTAL MUTUAL FUNDS
(Cost $40,373)		40,923

MONEY MARKET FUNDS – 11.7%
First American Treasury Obligations
Fund Class X – 5.04% (b)	294,235	294,235
TOTAL MONEY MARKET FUNDS
(Cost $294,235)	36,550	294,235
TOTAL INVESTMENTS
(Cost $2,205,648) – 99.7%		2,516,790
Other Assets in Excess of Liabilities – 0.3%		7,734
TOTAL NET ASSETS – 100.0%		$2,524,524

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Funds

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2023

	Hood River	Hood River
	Small-Cap	International
	Growth Fund	Opportunity Fund
Assets:
Investments at value* (Including securities on
loan valued at $374,903,108 and $0, respectively)	$1,931,140,430	$2,516,790
Receivables:
Securities sold	10,424,888	2,383
Fund shares sold	5,243,807	—
Dividends and interest	343,805	790
Securities lending income	79,956	—
Due From Advisor	—	35,691
Prepaid expenses	114,851	19,513
Total assets	1,947,347,737	2,575,166

Liabilities:
Payables:
Payable upon return of securities loaned	383,545,437	—
Securities purchased	7,644,565	—
Fund shares redeemed	611,362	—
Advisory fee	1,064,582	—
Administration and fund accounting fees	101,590	15,210
Audit fees	16,743	15,563
Distribution fees	32,652	—
Reports to Shareholders	7,733	4,088
Service fees	93,651	—
Custody fees	13,348	3,670
Transfer agent fees and expenses	36,461	9,576
Other accrued expenses	35,799	2,535
Total liabilities	393,203,923	50,642

Net assets	$1,554,143,814	$2,524,524

Net assets consist of:
Capital stock	$1,354,228,322	$2,817,880
Total accumulated earnings/(loss)	199,915,492	(293,356)
Net assets	$1,554,143,814	$2,524,524
* Investments at cost	$1,597,796,705	$2,205,648

The accompanying notes are an integral part of these financial statements.

Hood River Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
at June 30, 2023

	Hood River	Hood River
	Small-Cap	International
	Growth Fund	Opportunity Fund
Investor Shares:
Net assets applicable to outstanding
Investor Shares	$84,753,310	N/A
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,609,872	N/A
Net asset value, offering price and
redemption price per share	$52.65	N/A
Institutional Shares:
Net assets applicable to outstanding
Institutional Shares	$725,117,037	$1,617,713
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	13,502,900	178,870
Net asset value, offering price and
redemption price per share	$53.70	$9.04
Retirement Shares:
Net assets applicable to outstanding
Retirement Shares	$744,273,467	$906,810
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	13,781,423	100,078
Net asset value, offering price and
redemption price per share	$54.01	$9.06

The accompanying notes are an integral part of these financial statements.

Hood River Funds

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2023

	Hood River	Hood River
	Small-Cap	International
	Growth Fund	Opportunity Fund
Investment income:
Dividends (net of foreign taxes withheld
of $39,843 and $5,356, respectively)	$4,526,949	$36,124
Non-cash dividends	400,686	—
Dividend reclaims	—	2,292
Interest	1,196,166	4,373
Securities lending income	764,674	—
Total investment income	6,888,475	42,789

Expenses:
Investment advisory fees (Note 4)	11,545,713	26,811
Service fees (Note 6)
Service fees – Investor Shares	43,603	—
Service fees – Institutional Shares	412,081	—
Administration and fund accounting fees (Note 4)	560,470	92,142
Transfer agent fees and expenses	233,167	57,934
Federal and state registration fees	133,420	40,767
Distribution fees (Note 5)
Distribution fees – Investor Shares	107,790	—
Custody fees	75,819	22,856
Reports to shareholders	38,946	11,166
Legal fees	26,152	21,434
Trustees’ fees and expenses	18,073	16,162
Audit fees	16,741	19,063
Compliance expense	12,478	12,357
Other	32,074	10,355
Total expenses before
reimbursement from advisor	13,256,527	331,047
Expense reimbursement from advisor (Note 4)	(73,275)	(300,864)
Net expenses	13,183,252	30,183
Net investment income/(loss)	$(6,294,777)	$12,606

The accompanying notes are an integral part of these financial statements.

Hood River Funds

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended June 30, 2023

	Hood River	Hood River
	Small-Cap	International
	Growth Fund	Opportunity Fund
Realized and unrealized gain/(loss) on investments:
Net realized loss on transactions from:
Investments	$(107,293,666)	$(302,188)
Foreign currency related transactions	—	(3,734)
Net change in unrealized appreciation on:
Investments	330,954,691	797,686
Foreign currency related translations	—	15
Net realized and unrealized
gain on investments	223,661,028	491,779

Net increase in net assets
resulting from operations	$217,366,248	$504,385

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Operations:
Net investment loss	$(6,294,777)	$(5,657,749)
Net realized loss on investments	(107,293,666)	(18,875,958)
Net change in unrealized
appreciation (depreciation) on investments	330,954,691	(359,043,369)
Net increase (decrease) in net assets
resulting from operations	217,366,248	(383,577,076)
Distributions:
Investor shares	—	(12,419,787)
Institutional shares	—	(78,741,474)
Retirement shares	—	(123,086,118)
Total distributions	—	(214,247,379)
Capital Share Transactions:
Proceeds from shares sold
Investor shares	51,175,497	85,908,156
Institutional shares	354,068,959	289,705,102
Retirement shares	177,286,523	228,158,339
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	—	12,401,270
Institutional shares	—	67,465,539
Retirement shares	—	123,086,118
Cost of shares redeemed
Investor shares	(15,412,272)	(41,871,469)
Institutional shares	(165,348,295)	(127,940,657)
Retirement shares	(92,821,897)	(174,543,159)
Net increase in net assets
from capital share transactions	308,948,515	462,369,239
Total increase/(decrease) in net assets	526,314,763	(135,455,216)
Net Assets:
Beginning of year	1,027,829,051	1,163,284,267
End of year	$1,554,143,814	$1,027,829,051

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Changes in Shares Outstanding:
Shares sold
Investor shares	1,027,397	1,191,477
Institutional shares	7,094,441	5,141,537
Retirement shares	3,525,994	3,599,848
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	—	197,409
Institutional shares	—	1,055,800
Retirement shares	—	1,918,126
Shares redeemed
Investor shares	(318,337)	(733,641)
Institutional shares	(3,330,574)	(2,164,692)
Retirement shares	(1,871,673)	(2,709,844)
Net increase in shares outstanding	6,127,248	7,496,020

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	June 30, 2023	June 30, 2022*
Operations:
Net investment income (loss)	$12,606	$(6,933)
Net realized loss on investments	(305,922)	(299,506)
Net change in unrealized
appreciation (depreciation) on investments	797,701	(486,577)
Net increase (decrease) in net assets
resulting from operations	504,385	(793,016)
Distributions:
Institutional shares	—	(4,849)
Total distributions	—	(4,849)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	101,200	2,260,800
Retirement shares	261,932	623,222
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional shares	—	4,849
Retirement shares	—	—
Cost of shares redeemed
Institutional shares	(400,015)	(15)
Retirement shares	(28,888)	(5,082)
Net increase/(decrease) in net assets
from capital share transactions	(65,771)	2,883,774
Total increase in net assets	438,614	2,085,909
Net Assets:
Beginning of year	2,085,909	—
End of year	$2,524,523	$2,085,909

*	The Hood River International Opportunity Fund Commenced Operations on September 28, 2021.

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	June 30, 2023	June 30, 2022*
Changes in Shares Outstanding:
Shares sold
Institutional shares	11,256	226,137
Retirement shares	33,400	71,065
Proceeds from shares issued to
holders in reinvestment of dividends
Institutional shares	—	478
Retirement shares	—	—
Shares redeemed
Institutional shares	(58,999)	(2)
Retirement shares	(3,881)	(506)
Net increase (decrease) in shares outstanding	(18,224)	297,172

*	The Hood River International Opportunity Fund commenced operations on September 28, 2021.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Investor Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$44.26	$75.04	$44.40	$41.36	$41.36

Income from
Investment Operations:
Net investment loss[1]	(0.34)	(0.41)	(0.42)	(0.34)	(0.36)
Net realized and unrealized
gain (loss) on investments	8.73	(17.41)	35.02	3.38	1.91
Total from
investment operations	8.39	(17.82)	34.60	3.04	1.55

Less Distributions:
Distributions from
net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption fees[3]:	—	—	—	—	— [2]

Net Asset Value – End of Year	$52.65	$44.26	$75.04	$44.40	$41.36

Total Return	18.96%	(28.85)%	80.27%	7.35%	4.30%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$84,753	$39,866	$18,428	$9,274	$11,316
Ratio of operating expenses
to average net assets:
Before recoupments/
reimbursements	1.24%	1.25%	1.26%	1.27%	1.32%
After recoupments/
reimbursements	1.24%	1.25%	1.25%	1.25%	1.27%
Ratio of net investment loss
to average net assets:
Before recoupments/
reimbursements	(0.71)%	(0.71)%	(0.69)%	(0.90)%	(0.96)%
After recoupments/
reimbursements	(0.71)%	(0.71)%	(0.68)%	(0.88)%	(0.91)%
Portfolio turnover rate	95%	77%	119%	157%	98%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$45.07	$76.04	$44.87	$41.71	$41.61

Income from
Investment Operations:
Net investment loss[1]	(0.26)	(0.32)	(0.30)	(0.27)	(0.28)
Net realized and unrealized
gain (loss) on investments	8.89	(17.69)	35.43	3.43	1.93
Total from
investment operations	8.63	(18.01)	35.13	3.16	1.65

Less Distributions:
Distributions from
net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption fees[3]:	—	—	—	—	— [2]

Net Asset Value – End of Year	$53.70	$45.07	$76.04	$44.87	$41.71

Total Return	19.15%	(28.71)%	80.66%	7.55%	4.52%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$725,117	$438,898	$433,921	$257,909	$246,374
Ratio of operating expenses
to average net assets:
Before recoupments/
reimbursements	1.07%	1.06%	1.06%	1.07%	1.11%
After recoupments/
reimbursements	1.07%	1.06%	1.05%	1.05%	1.06%
Ratio of net investment loss
to average net assets:
Before recoupments/
reimbursements	(0.53)%	(0.52)%	(0.49)%	(0.69%)	(0.74)%
After recoupments/
reimbursements	(0.53)%	(0.52)%	(0.48)%	(0.67%)	(0.69)%
Portfolio turnover rate	95%	77%	119%	157%	98%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Retirement Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net Asset Value –
Beginning of Year	$45.28	$76.29	$44.98	$41.78	$41.66

Income from
Investment Operations:
Net investment loss[1]	(0.22)	(0.29)	(0.26)	(0.25)	(0.25)
Net realized and unrealized
gain (loss) on investments	8.95	(17.76)	35.53	3.45	1.92
Total from
investment operations	8.73	(18.05)	35.27	3.20	1.67

Less Distributions:
Distributions from
net realized gains	—	(12.96)	(3.96)	—	(1.55)
Total distributions	—	(12.96)	(3.96)	—	(1.55)

Redemption fees[3]:	—	—	—	—	— [2]

Net Asset Value – End of Year	$54.01	$45.28	$76.29	$44.98	$41.78

Total Return	19.28%	(28.66)%	80.76%	7.61%	4.59%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$744,273	$549,066	$710,935	$335,863	$318,344
Ratio of operating expenses
to average net assets:
Before recoupments/
reimbursements	0.99%	0.99%	1.00%	1.01%	1.04%
After recoupments/
reimbursements	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss
to average net assets:
Before recoupments/
reimbursements	(0.43)%	(0.45)%	(0.41)%	(0.64)%	(0.67)%
After recoupments/
reimbursements	(0.43)%	(0.45)%	(0.40)%	(0.62)%	(0.62)%
Portfolio turnover rate	95%	77%	119%	157%	98%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	The Fund’s redemption fee was eliminated on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period presented

Institutional Shares
		September 28, 2021*
	Year Ended	through
	June 30, 2023	June 30, 2022
Net Asset Value – Beginning of Period	$7.02	$10.00

Income from Investment Operations:
Net investment income (loss)[1]	0.04	(0.03)
Net realized and unrealized
gain (loss) on investments	1.98	(2.93)
Total from investment operations	2.02	(2.96)

Less Distributions:
Distributions from net realized gains	—	(0.02)
Total distributions	—	(0.02)

Net Asset Value – End of Period	$9.04	$7.02

Total Return[2]	28.77%	(29.65	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,618	$1,590
Ratio of operating expenses to average net assets:
Before reimbursements	15.95%	12.57	%+
After reimbursements	1.50%	1.50	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(13.87)%	(11.57	)%+
After reimbursements	0.58%	(0.50	)%+
Portfolio turnover rate	172%	98	%^

*	Operations commenced for the Institutional Shares on September 28, 2021.
+	Annualized
^	Not Annualized
[1]	The net investment income/(loss) per share was calculated using the average shares outstanding method.
[2]
The total return in the above table represents the rate that the investor would have earned or lost on an average investment in the Fund, assuming reinvestment of dividends.  Had the manager not waived its fees and reimbursed expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Hood River International Opportunity Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period presented

Retirement Shares
		December 22, 2021*
	Year Ended	through
	June 30, 2023	June 30, 2022
Net Asset Value – Beginning of Period	$7.02	$10.06

Income from Investment Operations:
Net investment income[1]	0.05	0.02
Net realized and unrealized
gain (loss) on investments	1.99	(3.06)
Total from investment operations	2.04	(3.04)

Less Distributions:
Distributions from net realized gains	—	—
Total distributions	—	—

Net Asset Value – End of Period	$9.06	$7.02

Total Return[2]	29.06%	(30.22	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$907	$496
Ratio of operating expenses to average net assets:
Before reimbursements	16.29%	11.80	%+
After reimbursements	1.40%	1.40	%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	(14.22)%	(9.95	)%+
After reimbursements	0.67%	0.45	%+
Portfolio turnover rate	172%	98	%^

*	Operations commenced for the Retirement Shares on December 22, 2021.
+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
The total return in the above table represents the rate that the investor would have earned or lost on an average investment in the Fund, assuming reinvestment of dividends.  Had the manager not waived its fees and reimbursed expenses, the total return would have been lower.

The accompanying notes are an integral part of these financial statements.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS
June 30, 2023

NOTE 1 – ORGANIZATION

Manager Directed Portfolios Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting of multiple series, and was organized as a Delaware statutory trust on April 4, 2006. These financial statements include the Hood River Small-Cap Growth Fund and the Hood River International Opportunity Fund (each a “Fund” and collectively, the “Funds”). The Funds are both open-end investment management companies that are a diversified series of the Trust. The investment objective of the Funds is long-term growth of capital. The Hood River Small-Cap Growth Fund’s Institutional Shares commenced operations on January 2, 2003. The Hood River Small-Cap Growth Fund’s Investor Shares commenced operations on July 7, 2015. The Hood River Small-Cap Growth Fund’s Retirement Shares commenced operations on March 3, 2017. The Hood River International Opportunity Fund’s Institutional Shares commenced operations on September 28, 2021. The Hood River International Opportunity Fund’s Retirement Shares commenced operations on December 22, 2021. While both funds follow different fundamental investing strategies, each class of shares differs principally in its respective distribution or shareholder servicing expenses. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

tax positions to be taken or expected to be taken on a tax return. The tax returns for the Funds for the prior three fiscal years are open for examination. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the period ended June 30, 2023.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all of their net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Funds are charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to the Funds are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

E.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Foreign Currency: Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure through the date the financial statements were issued. The Hood River International Opportunity Fund had launched its Investor share class on August 11, 2023.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The Hood River International Opportunity Fund uses ICE Data Services (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Fund based on certain factors and methodologies applied by ICE in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Valuation Committee. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from the foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Funds’ securities as of June 30, 2023:

Hood River Small-Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,231,891	$—	$—	$10,231,891
Consumer Discretionary	160,568,495	—	—	160,568,495
Consumer Staples	37,076,986	—	—	37,076,986
Energy	31,272,146	—	—	31,272,146
Financials	107,411,005	—	—	107,411,005
Health Care	352,516,696	—	—	352,516,696
Industrials	349,729,373	—	—	349,729,373
Information Technology	362,418,142	—	—	362,418,142
Materials	43,575,413	—	—	43,575,413
Telecommunication
Services	16,104,247	—	—	16,104,247
Utilities	23,920,381	—	—	23,920,381
Total Common Stocks	1,494,824,775	—	—	1,494,824,775
REITs	16,980,000	—	—	16,980,000
Short-Term Investments	35,790,218	—	—	35,790,218
Investments Purchased
with Cash Proceeds
from Securities Lending*	—	—	—	383,545,437
Total Investments
in Securities	$1,547,594,993	$—	$—	$1,931,140,430

*
Investments valued using the NAV per share practical expedient in accordance with Topic 820, the investment is excluded from the fair value hierarchy.  The investment is included in the total column for the purpose of reconciling the table to the schedule of investments.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Hood River International Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$91,240	$41,019	$—	$132,259
Consumer Discretionary	245,898	115,003	—	360,901
Consumer Staples	9,241	—	—	9,241
Energy	75,526	26,486	—	102,012
Financials	111,922	27,400	—	139,322
Health Care	147,539	—	—	147,539
Industrials	235,856	237,271	—	473,127
Information Technology	296,687	263,327	—	560,014
Materials	51,476	63,350	—	114,826
Real Estate	55,736	20,647	—	76,383
Total Common Stocks	1,321,121	794,503	—	2,115,624
REITs	54,898	—	—	54,898
Exchange Traded Funds	11,110	—	—	11,110
Mutual Funds	40,923	—	—	40,923
Short-Term Investments	294,235	—	—	294,325
Total Investments
in Securities	$1,722,287	$794,503	$—	$2,516,790

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended June 30, 2023, Hood River Capital Management LLC, (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.90% of the average daily net assets of the Small Cap-Growth Fund and 1.30% for the International Opportunity Fund. For the fiscal year ended June 30, 2023, the Small-Cap Growth Fund incurred $11,545,713 in advisory fees. Advisory fees payable at June 30, 2023 for the Small-Cap Growth Fund were $1,064,582. For the fiscal year ended June 30, 2023, the International Opportunity Fund incurred $26,811 in advisory fees. Advisory fees payable at June 30, 2023 for the International Opportunity Fund were $0, and the Fund had an expense reimbursement receivable in the amount of $35,691 due from the advisor.

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Funds to ensure that the total annual fund operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes,

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Hood River Small-Cap Growth Fund

Investor Shares	0.99%
Institutional Shares	0.99%
Retirement Shares	0.99%

Hood River International Opportunity Fund

Institutional Shares	1.40%
Retirement Shares	1.40%

Fiscal year ended June 30, 2023, the Advisor waived fees and reimbursed expenses in the amounts of $73,275 and $300,864, respectively, for the Small-Cap Growth Fund and International Opportunity Fund. The waivers and reimbursements will remain in effect through October 31, 2023 for the Small-Cap Growth Fund and through September 28, 2024 for the International Opportunity Fund, unless terminated sooner by mutual agreement of the Board and the Advisor.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month dating back to January 1, 2021 for the Hood River Small-Cap Growth fund, and September 28, 2021 for the Hood River International Opportunity Fund, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	Amount	Expiration
Small-Cap Growth Fund	$ 73,275	6/30/2026
International Opportunity Fund	$191,498	6/30/2025
	$300,864	6/30/2026

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. serves as the Chief Compliance Officer to the Funds. U.S. Bank N.A., an affiliate of Fund Services, serves as the Funds’ custodian. For the fiscal year ended June 30, 2023, the Funds incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

	Small-Cap	International
	Growth Fund	Opportunity Fund
Administration & fund accounting	$560,470	$92,142
Custody	$75,819	$22,856
Transfer agency	$233,167	$57,934

At June 30, 2023, the Funds had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Small-Cap	International
	Growth Fund	Opportunity Fund
Administration & fund accounting	$101,590	$15,210
Custody	$13,348	$3,670
Transfer agency	$36,461	$9,576

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Small-Cap Growth and International Opportunity Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Shares. The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the fiscal year ended June 30, 2023, the Small-Cap Growth Fund incurred distribution expenses on its Investor Shares of $107,790. For the fiscal year ended June 30, 2023, the investor shares of the International Opportunity Fund have not yet commenced operations.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have adopted a shareholder servicing plan (the “Plan”) on behalf of the Small-Cap Growth Funds’ Investor and Institutional Share Classes and the International Opportunity Fund’s Institutional Share Class. Under the Plan, the Investor and Institutional Share Classes for each Fund are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of the Investor and Institutional Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor and Institutional Class shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist Investor and Institutional Class shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the fiscal year ended June 30, 2023, the Funds incurred, under the Agreement, shareholder servicing fees as follows:

	Small-Cap	International
	Growth Fund	Opportunity Fund
Investor Shares	$43,603	N/A
Institutional Shares	$412,081	N/A

NOTE 7 – SECURITIES TRANSACTIONS

For the fiscal year ended June 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$1,505,012,127	$1,195,181,370
International Opportunity Fund	$3,326,399	$3,347,500

There were no purchases or sales of long-term U.S. Government securities.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2023, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Small-Cap	International
	Growth Fund	Opportunity Fund
Cost of investments(a)	$1,613,102,375	$2,213,203
Gross unrealized appreciation	376,918,099	391,583
Gross unrealized depreciation	(58,880,044)	(87,996)
Net unrealized depreciation	318,038,055	303,587
Undistributed ordinary income	—	17,290
Undistributed long-term capital gain	—	—
Total distributable earnings	—	17,290
Other accumulated gains/(losses)	(118,122,563)	(614,233)
Total accumulated earnings/(losses)	$199,915,492	$(293,356)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and partnership adjustments.

As of June 30, 2023, the Small-Cap Growth Fund had short-term capital losses in the amount of $114,944,988 with no expiration to offset future capital gains. The International Opportunity Fund had short-term capital losses in the amount of $549,346, and long-term capital losses in the amount of $52,083, with no expiration to offset future capital gains.

As of June 30, 2023, the Funds deferred, on a tax basis, post-October losses of:

		Ordinary Late Year
	Capital	Loss Deferral
Small-Cap Growth Fund	$—	$2,827,984
International Opportunity Fund	—	—

For the fiscal year ended June 30, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	Total accumulated	Capital
	earnings/(loss)	stock
Small-Cap Growth Fund	$5,833,720	$(5,833,720)
International Opportunity Fund	—	—

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The tax character of distributions paid during the year ended June 30, 2023, and the year ended June 30, 2022 were as follows:

	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
Small-Cap Growth Fund
Ordinary income	$—	$117,432,276
Long-term capital gains	—	96,815,103
	—	$214,247,379
International Opportunity Fund
Ordinary income	$—	$4,849

NOTE 9 – SECURITIES LENDING

The Small-Cap Growth Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent.

U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

The Small-Cap Growth Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities. At the time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities. The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Small-Cap Growth Fund’s total assets taken at fair market value. The Small-Cap Growth Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle. However, the Small-Cap Growth Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party, upon reasonable notice to the other party, may terminate the loan.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

As of June 30, 2023, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Securities Lending Transactions

Investments
		Purchased with	Collateral
Overnight and	Asset Class	Proceeds from	Pledged	Net
Continuous	out on Loan	Securities Lending	Counterparty^	Exposure
Hood River Small –
Cap Growth Fund	Common Stock	$383,545,437	$383,545,437	$ —

^
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Schedule of Investments for details on the securities out on loan.

NOTE 10 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Funds. Further information about investment risks is available in the Funds’ Statement of Additional Information.

General Market Risk; Recent Market Events: The value of the Funds’ shares will fluctuate based on the performance of the Funds’ investments and other factors affecting the securities markets generally. Certain investments selected for the Funds’ portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Funds’ investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Small-Cap Company Risk: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile, and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Growth-Style Investing Risk: An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Securities and Currency Risk: Foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Those risks are increased for investments in emerging markets. Securities that are denominated in foreign currencies are subject to further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Income earned on foreign securities may be subject to foreign withholding taxes.

IPO Risk: The Funds may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Funds invest in relative to the size of the Funds, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Funds’ asset base is small, a significant portion of the Funds’ performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Funds. As the Funds’ assets grow, the effect of the Fund’s investments in IPOs on the Funds’ performance probably will decline, which could reduce the Funds’ performance.

Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Funds may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk: The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”). ETFs are investment companies that are bought and sold on a national securities exchange. Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds. Also, both mutual funds and ETFs have management fees that are part of its costs, and the Funds will indirectly bear their proportionate share of the costs.

Private Placements: The Funds may invest in private placement securities, which are securities that are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placements are often issued by privately held companies that are not subject to the reporting requirements of the SEC and are not required to maintain their accounting records in accordance with generally accepted accounting principles. Because there may be relatively few potential purchasers for such securities, the Funds could find it more difficult to sell such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer.

Due to the more limited financial information and lack of publicly available prices, it may be more difficult to determine the fair value of these securities for purposes of computing the Funds’ net asset value. Securities acquired in private placements generally are classified as illiquid. Disposing of securities acquired in private placements may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Funds to sell the security promptly at an acceptable price.

NOTE 11 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Hood River Funds

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

NOTE 12 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, National Financial Services LLC held 34% of the outstanding shares of the Small-Cap Growth Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also beneficially owned.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds, under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, Mid Atlantic Trust Co. held 36% of the outstanding shares of the International Opportunity Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Mid Atlantic Trust Co. are also beneficially owned.

Hood River Funds

CHANGE IN AUDITOR DISCLOSURE
(Unaudited)

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Hood River Funds, series of Manager Directed Portfolios Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The reports of BBD on the financial statements of the Hood River Funds as of and for the fiscal years ended 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal years ended 2021, 2022, and during the subsequent interim period through February 18, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Hood River Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements.

On February 18, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fund’s June 30, 2023, fiscal year.

During the fiscal years ended June 30, 2021, June 30, 2022, and during the subsequent interim period through February 18, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Hood River funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Hood River Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Hood River Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hood River Small‐Cap Growth Fund
and Hood River International Opportunity Fund
and Board of Trustees of Manager Directed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hood River Small‐Cap Growth Fund and Hood River International Opportunity Fund (the “Funds”), each a series of Manager Directed Portfolios, as of June 30, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the year ended June 30, 2022, and prior, were audited by other auditors whose report dated August 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
August 29, 2023

Hood River Funds

EXPENSE EXAMPLES
June 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2023 to June 30, 2023 for the Investor, Institutional, and Retirement Shares of the Hood River Small-Cap Growth Fund.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the period from January 1, 2023 to June 30, 2023 for the Institutional and Retirement Shares of the Hood River International Opportunity Fund.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading

Hood River Funds

EXPENSE EXAMPLES (Continued)
June 30, 2023 (Unaudited)

“Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2023	6/30/2023	1/1/2023 – 6/30/2023
Actual
Investor Shares	$1,000.00	$1,147.80	$6.44
Institutional Shares	$1,000.00	$1,148.70	$5.54
Retirement Shares	$1,000.00	$1,149.40	$5.28

Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.79	$6.06
Institutional Shares	$1,000.00	$1,019.64	$5.21
Retirement Shares	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Investor, Institutional, and Retirement Shares’ annualized expense ratios of 1.21%, 1.04%, and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Hood River International Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2023	6/30/2023	1/1/2023-6/30/2023
Actual
Institutional Shares	$1,000.00	$1,195.50	$8.17
Retirement Shares	$1,000.00	$1,195.30	$7.62

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,024.79	$7.53
Retirement Shares	$1,000.00	$1,024.79	$7.03

(1)
Expenses are equal to the Institutional Shares’ and Retirement Shares’ annualized expense ratios of 1.50% and 1.40%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Hood River Funds

NOTICE TO SHAREHOLDERS
at June 30, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-800-497-2960. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Qualified Divided Income/Dividends Received Deduction

For the fiscal year ended June 30, 2023, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income, designated as qualified dividend income was as follows:

Hood River Small-Cap Growth Fund	0.00%
Hood River International Opportunity Fund	0.00%

For Corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended June 30, 2023 was as follows:

Hood River Small-Cap Growth Fund	0.00%
Hood River International Opportunity Fund	0.00%

Hood River Funds

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2023, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years
INDEPENDENT TRUSTEES
Gaylord B. Lyman	Trustee and Audit	Chief Investment Officer and	9	None
(Born 1962)	Committee	Senior Portfolio Manager,
	Chairman, since	Mill Street Financial, LLC,
	April 2015	since April 2023; Senior
Portfolio Manager Affinity
Investment Advisors, LLC,
(2017-2023).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(16 portfolios);
	Trustee since	governance and distribution		Trustee, Madison
	May 2017	support for the asset management		Covered Call &
		industry), since 2013; Managing		Equity Strategy
		Director, Park Agency, Inc.,		Fund, since 2021
		since 2020.		(1 portfolio).

Hood River Funds

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC
(2008 – 2018); Manager, Motley
Fool Wealth Management, LLC
(2013 – 2018).

James R. Schoenike	Trustee since	Retired. Distribution Consultant	9	None
(Born 1959)	July 2016(4)	(2018 – 2021); President and
CEO, Board of Managers,
Quasar Distributors, LLC
(2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(3)	The Trust currently has nine active portfolios.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

Hood River Funds

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name,	Position(s) Held with
Year of Birth	Trust and Length
and Address	of Time Served(2)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance and
(Born 1980)	Executive Officer,	Administration, Fund Services, since 2006.
since August 10, 2021

Ryan Frank(1)	Treasurer, and Principal	Vice President, Fund Services, since 2008.
(Born 1985)	Financial Officer,
since August 17, 2022

Colton W. Scarmardo(1)	Assistant Treasurer,	Fund Administrator, Compliance and Administration,
(Born 1997)	since May 11, 2021	Fund Services, since 2019; Business Administration
Student, 2015-2019, MBA obtained May 2022.

Ryan Pasowicz(1)	Assistant Treasurer,	Fund Administration, Compliance and
(Born 1991)	since February 22, 2023	Administration, Fund Services since 2016.

Jill Silver(1)	Chief Compliance	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1976)	Officer and Anti-Money	since December 2022; Compliance Director,
	Laundering Compliance	Corebridge Financial Inc. (previously AIG),
	Officer, since	2019–2022; Compliance Manager, Corebridge
	January 1, 2023	Financial Inc., 2018–2019.

Alyssa M. Bernard(1)(3)	Vice President	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1988)	and Secretary,	since 2021; Assistant Vice President, U.S. Bancorp
	since August 20, 2019	Fund Services, LLC, 2018–2021; Attorney, Mutual
Fund Disclosure, Waddell & Reed Financial, Inc.,
2017–2018.

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(3)	Ms. Bernard has served as Vice President of the Trust, in addition to her other positions held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Hood River Funds

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security number;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

Investment Advisor
Hood River Capital Management LLC
2373 PGA Boulevard, Suite 200
Palm Beach Gardens, FL 33410

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 6/30/2023	FYE 6/30/2022
Audit Fees	$26,000	$25,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,500	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows for both Hood River Funds:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was a change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        08/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date        08/31/2023

By (Signature and Title)*    /s/Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date        08/31/2023

* Print the name and title of each signing officer under his or her signature.